UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Second Avenue, Burlington, MA  01803

(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code:  (781) 505-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 are certain financial projections for years 2010-2014.  The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

Financial Projections

iBasis does not, as a matter of course, make public forecasts or projections as to future financial performance. However, during 2009, our management prepared prospective financial information to present certain projections of financial performance for the Company, and these financial projections were provided to the special committee of our Board of Directors (the “Special Committee”) appointed to review and evaluate the unsolicited tender offer (the “Offer”) by Koninklijke KPN N.V., a public company incorporated under the laws of The Netherlands (“KPN”).

None of these projections were prepared with a view toward public disclosure, nor with a view toward complying with the guidelines of the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, they were prepared on a reasonable basis, reflect the best estimates and judgments available as of the date of their preparation, and present, to the best of our management’s knowledge and belief as of the date of their preparation, the expected course of action and the expected future financial performance of iBasis. However, these financial projections are not fact and should not be relied upon as being indicative of future results, and readers of this Current Report on Form 8-K are cautioned not to place undue reliance on these financial projections. Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections furnished herewith, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, these financial projections.

While presented with numeric specificity, the financial projections furnished herewith reflect numerous important assumptions, many of which are highly subjective, made by our management in light of business, industry and market conditions at the time of their preparation.  The assumptions used in preparing the furnished financial projections are included with the projections.

iBasis does not intend to update or otherwise revise the financial projections to reflect circumstances existing or events occurring, including changes in general economic or industry conditions, since its preparation, even if any or all of the underlying assumptions are shown to be in error.

Use of Non-GAAP Financial Measures

As a general matter, iBasis provides its financial results in accordance with accounting principles generally accepted in the United States (GAAP).  In addition, the Company uses non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. Providing non-GAAP financial measures is not an alternative to GAAP financial measures and may differ from the non-GAAP financial measures used by other companies, including iBasis’ competitors.  Non-GAAP financial measures reflect an additional way of viewing aspects of iBasis’ operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of iBasis’ results of operations and the factors and trends affecting iBasis’ business. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.  In particular, iBasis presents adjusted EBITDA, which is a non-GAAP financial measure.  Adjusted EBITDA is calculated as earnings, adjusted to exclude certain expenses, including goodwill impairment, stock-based compensation, expenses associated with the review of iBasis stock option granting practices, foreign exchange gains and losses, tender offer related expenses, purchase accounting adjustments, certain non-recurring charges and gains, interest, taxes and depreciation and amortization.  Adjusted EBITDA % is calculated by dividing adjusted EBITDA by revenues.  iBasis believes the most directly comparable GAAP financial measure to adjusted EBITDA is net income (loss).

iBasis has not included in this Current Report on Form 8-K a reconciliation of the forward-looking non-GAAP financial measure adjusted EBITDA to the most directly comparable GAAP financial measure net income (loss) because, due to variability and difficulty in making accurate forecasts and projections or certain information not being ascertainable or accessible, not all of the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measures is available to the Company without unreasonable efforts.  The probable significance of providing these forward-looking non-GAAP financial measure without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-GAAP financial measure.

Financial Projections Are Forward-Looking Statements

All of the expectations, plans and assumptions contained in and used to prepare the attached financial projections, as well as the projections themselves, constitute forward-looking statements under Section 21E of the Securities Exchange Act of 1934 and involve risks and uncertainties.  Accordingly, there can be no assurance that the financial projections are indicative of our future performance or that actual results will not differ materially from those presented in the financial projections. Inclusion of the financial projections in this Current Report on Form 8-K should not be regarded as a representation by any person that the results contained in the financial projections will be achieved. Examples of forward-looking statements include, but are not limited to the assumptions contained in the financial projections with respect to annual minute growth, annual average revenue per minute, annual gross profit per minute, annual gross margin, pace of new business, growth of our operating expense relative to growth of our business, future revenue streams, tax expenses, ability to use net operating losses, accounts receivable ratios, future additions of fixed assets and expectations regarding borrowing under our credit facility.  Examples of the forward-looking statements that underlie these assumptions include: (i) our beliefs regarding the bases for growth and our expectations regarding the future growth of our business; (ii) our expectations regarding future cash generating capability; (iii) our belief regarding the positioning of our business and decisions we have made and continue to make in response to challenging economic environment; (iv) our expectations regarding continued traffic and revenue growth; (v) our expectation that the global economic conditions will continue to improve (vi) our expectations regarding our ability to implement and achieve profitability in connection with our growth initiatives; and (vii) our expectations for EBITDA, adjusted EBITDA, adjusted EBITDA % and capital expenditures in 2010-2014. Important factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, (i) the emergence of new competitive initiatives resulting from rapid technological advances; (ii) changes in business conditions and volatility and uncertainty in the markets that we serve; (iii) our ability to execute our business plan; (iv) the extent of adoption of our services and the timing and amount of revenue and gross profit generated by these services; (v) fluctuations in the market for and pricing of these services; and (vi) the other risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 13, 2009 and our Quarterly Reports on Form 10-Q filed with the SEC on May 8, 2009 and August 7, 2009 Such forward-looking statements are only as of the date they are made, and we have no current intention to update any forward-looking statements.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	iBasis, Inc. Financial Projections for years 2010-2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iBASIS, INC.

By:	/s/ Mark S. Flynn
Mark S. Flynn
Chief Legal Officer and Corporate Secretary

Date:  November 5, 2009